UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2023 Athena Gold Corporation (the “Company”) entered into a Share Purchase Agreement (the “SPA”) with 176423 Ontario Ltd. (the “Vendor”) to acquire 10,000,000 common shares in the capital of Nubian Resources Ltd. (the “Nubian Shares”), a company listed on the TSX Venture Exchange. Consummation of the SPA is subject to numerous conditions customary to transactions of this nature.  However, it is expected that the transaction will be consummated effective December 29, 2023 as most of the conditions are considered not material.

In consideration of the Nubian Shares, Athena will issue 16,546,669 common shares in the capital of the Company (the “Purchase Price”). All shares issued in payment of the Purchase Price to the Vendor will be subject to a hold period which will expire four months and one day from the date of closing.

A copy of the SPA and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2 respectively. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 22, 2023 the Company issued a press release announcing that it has entered into a Share Purchase Agreement (“SPA”) to acquire 10,000,000 common shares in the capital of Nubian Resources Ltd. (the “Nubian Shares”) as is described in Item 1.01 above.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
10.1	Share Purchase Agreement
10.2	Registration Rights Agreement
99.1	Press Release
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: December 28, 2023	By:	/s/ John C. Power
John C. Power, President

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